Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Measurements
Fair Value Measurements

Note 10. Fair Value Measurements

The following table sets forth by level, within the fair value hierarchy, the liabilities that are measured at fair value on a recurring basis (in thousands):

	Fair Value Measurements at December 31, 2020 Using:
	Level 1	Level 2	Level 3	Total
Liabilities:
Revenue Interest Obligation*	$—	$—	$19,383	$19,383

	Fair Value Measurements at December 31, 2021 Using:
	Level 1	Level 2	Level 3	Total
Liabilities:
Revenue Interest Obligation*	$—	$—	$19,290	$19,290

*Net Present Value; see discussion of value below

The Company has estimated the value of the Revenue Interest Obligation, including contingent milestone payments and estimated sales-based payments, based on assumptions related to future sales of the acquired products. At each reporting period, the value of the Revenue Interest Obligation is re-measured based on current estimates of future payments, with changes to be recorded in the Consolidated Statements of Operations using the catch-up method. There was no change to estimated future payments during both the years ended December 31, 2021 and 2020 and thus, no re-measurement gain or loss was recognized.

The preferred stock warrant liability in the table below consisted of the fair value of warrants to purchase Convertible Preferred Stock (see Note 8) and was based on significant inputs not observable in the market, which represents a Level 3 measurement within the fair value hierarchy. The Company’s valuation of the preferred stock warrants utilized the Black-Scholes option-pricing model, which incorporates assumptions and estimates to value the preferred stock warrants. The Company assessed these assumptions and estimates at each reporting period as updated information impacting the assumptions became available. An increase in the fair value of the preferred stock warrants during the year ended December 31, 2020 resulted in a loss to the Company of approximately $0.2 million and such charge was recognized as Other (income) expense in the Consolidated Statements of Operations. As described in Note 8, all preferred stock warrants were exercised in connection with the IPO and upon such exercise, the preferred stock warrant liability was reclassified to additional paid-in capital in the accompanying Consolidated Balance Sheets.

The following table provides a rollforward of the aggregate fair values of the preferred stock warrant liability and Revenue Interest Obligation categorized with Level 3 inputs for the years ended December 31, 2021 and 2020 (in thousands):

	Preferred Stock	Revenue Interest
	Warrant Liability	Obligation
Balance as of January 1, 2020	$247	$19,346
Fair value adjustment to warrant liability	227	—
Payments on Revenue Interest Obligation	—	(2,645)
Interest accrued to Revenue Interest Obligation	—	2,682
Exercise of Preferred Stock Warrant	(474)	—
Balance as of December 31, 2020	$—	$19,383
Payments on Revenue Interest Obligation	—	(2,747)
Interest accrued to Revenue Interest Obligation	—	2,654
Balance as of December 31, 2021	$—	$19,290